Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of DarkPulse, Inc., for the period ended September 30, 2020, I, Dennis M. O’Leary, Chief Executive Officer and Chief Financial Officer of DarkPulse, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.   Such Quarterly Report on Form 10-Q for the period ended September 30, 2020, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in such Quarterly Report on Form 10-Q for the period ended September 30, 2020, fairly represents in all material respects, the financial condition and results of operations of DarkPulse, Inc.

November 16, 2020	/s/ Dennis M. O’Leary
Dennis M. O’Leary Chief Executive Officer and Chief Financial Officer
(Principal Executive, Financial and Accounting Officer)